                                                                   EXHIBIT 10.15


THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 2000-W-1                                       WARRANT TO PURCHASE 1,033,000
                                                          SHARES OF COMMON STOCK


                             STOCK PURCHASE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                          OF MICROFIELD GRAPHICS, INC.


         For value received, Microfield Graphics, Inc., an Oregon corporation (the "Company"), grants to JMW Capital Partners, Inc. (the "Holder") the right, subject to the terms of this Warrant, to purchase at any time during the period commencing on the "Initial Exercise Date" (as defined below), and ending on the "Expiration Date" (as defined below), 1,033,000 fully paid and nonassessable shares of Common Stock of the Company at the "Exercise Price" (as defined below). This Warrant may be exercised in whole or in part, but not less than 500,000 shares in a single exercise (or such lesser amount then issuable upon the entire exercise of this Warrant. The number of shares that may be purchased are subject to adjustment under the terms of this Warrant.

Section 1. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

         "EXERCISE AMOUNT" means 1,033,000 shares (adjusted as necessary in accordance with Section 7).

         "EXERCISE PRICE" means $0.50 per share (adjusted as necessary in accordance with Section 7).

         "COMMON STOCK" means the Common Stock of the Company.

         "COMPANY" has the meaning specified in the introductory paragraph.

         "EXERCISE DATE" means any date when this Warrant is exercised in the manner indicated in Sections 2.1 and 2.2.

         "EXPIRATION DATE" means 12:00 midnight (Portland time) on June 30,
2005.


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

         "HOLDER" has the meaning specified in the introductory paragraph.

         "INITIAL EXERCISE DATE" means June 30, 2000.

         "PERSON" means an individual, corporation, partnership, trust, joint venture or other form of business entity.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

         "WARRANT SHARES" means the shares of Common Stock issued or issuable upon exercise of this Warrant, adjusted as necessary in accordance with Section 7.

Section 2.  DURATION AND EXERCISE OF WARRANT.

         2.1 EXERCISE PERIOD. Subject to the provisions hereof, this Warrant may be exercised at any time during the period commencing on the Initial Exercise Date and ending on the Expiration date for the Exercise Amount. After the Expiration Date, this Warrant shall become void and all rights to purchase Warrant Shares hereunder shall thereupon cease.

         2.2 METHODS OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, by (i) surrendering this Warrant to the Secretary of the Company, (ii) payment of any applicable consideration, and (iii) executing and delivering to the Secretary of the Company the attached Exercise Form, which must select one of the following exercise methods, to be at the Holder's option:

                  2.2.1 EXERCISE FOR CASH. If the Holder elects to exercise the Warrant for cash, the Holder shall tender to the Company payment in full by cash, check, or wire transfer of the Exercise Price for the Warrant Shares.

                  2.2.2 SAME DAY SALE EXERCISE. In lieu of exercising this Warrant by payment of cash, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the Exercise Price directly to the Company.

         2.3 CERTIFICATES. As soon as practicable after exercise of this Warrant (but in no event later than five business days), (a) certificates for Warrant Shares shall be delivered, at the Company's expense, to the Holder or the transferee thereof set forth in the attached Exercise Form and (b) a new Warrant of like tenor to purchase up to that number, if any, not previously purchased by the Holder (if this Warrant has not expired) shall be delivered, at the Company's expense, to the Holder.

         2.4 EFFECTIVE DATE OF EXERCISE. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the Warrant Shares shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         2.5 SECURITIES ACT COMPLIANCE. Unless the Warrant Shares are no longer subject to Rule 144 under the Securities Act, the Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the
Holder:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THESE SECURITIES OR (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR
         (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

         2.6 TAXES. The Company shall pay any tax and other governmental charges which may be payable in respect of the issuance of the Warrant Shares, provided, however, that in no case will the Company pay any taxes relating to income to the Holder resulting from the issuance or exercise of this Warrant.

Section 3.  WARRANT SHARES.

         3.1 VALIDITY AND RESERVATION. The Company covenants that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except encumbrances or restrictions arising under federal or state securities laws), and not subject to preemptive rights. The Company agrees that, as long as this Warrant may be exercised, the Company will have duly authorized and reserved for issuance upon exercise of this Warrant a sufficient number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and from time to time will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Stock upon the exercise of this Warrant.

         3.2 LISTING OF WARRANT SHARES. The Company shall take all steps necessary to cause the Warrant Shares issuable upon exercise of this Warrant to be approved for listing on all securities exchanges or markets and all trading or quotation facilities on which the Common Stock is listed as soon as possible after the Initial Exercise Date and shall use commercially reasonable efforts to maintain such listings until the earlier of the Expiration Date or the date this Warrant is exercised in full.

Section 4.  FRACTIONAL SHARES.

         No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

Section 5.  LIMITED RIGHTS OF WARRANT HOLDER.

         The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a shareholder of the Company, either at law or equity, until this Warrant shall have been exercised.

Section 6.  LOSS OF WARRANT.

         Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond reasonably satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

Section 7.  CERTAIN ADJUSTMENTS.

         7.1 ADJUSTMENT OF WARRANT SHARES. The number, class and Exercise Price per share of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

                  (a) RECAPITALIZATION. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or if the Company shall effect a stock dividend, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price per share shall be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price per share shall be proportionately increased. The increases and reductions provided for in this Section 7.1(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the aggregate price payable for such percentage shall be affected by any event described in this
Section 7.1(a).


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

                  (b) MERGER OR REORGANIZATION, ETC. In the event of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend or stock split), then, the Holder of this Warrant will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately before the merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure, it had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the Holder after the merger, consolidation, reclassification, reorganization, recapitalization or other change to the end that the provisions of this Section 7 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

                  (c) ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company (other than as provided for in
Section 7.1(a) or (b) above) or any other entity or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, upon exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, the Holder shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the Initial Exercise Date and had thereafter, during the period from the Initial Exercise Date to and including the date of such exercise, retained such shares and/or all other additional stock or securities available by it as aforesaid during such period giving effect to all adjustments called for by this Section 7.

                  (d)      SALE OF SHARES BELOW EXERCISE PRICE.

                  (i) If the Company shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than $0.50 (adjusted appropriately for stock dividends, splits, combinations and similar transactions) in effect immediately prior to the issuance of such Additional Stock in a transaction not subject to
         Section 7.1(a), (b) or (c) above, the Exercise Price in effect immediately prior to issuance of such Additional Stock (except as otherwise provided in this Section 7.1(d)) shall be adjusted down to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                           (x) an amount equal to the sum of (1) the result
                  obtained by multiplying the number of shares of Common Stock deemed outstanding immediately prior to such issuance (which shall include the actual number of


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

                  shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options other than shares excluded from the definition of Additional Stock by Section 7.1(d)(vi)) by the Exercise Price then in effect, and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock;

                           (y) the number of shares of Common Stock of the
                  Company outstanding immediately after such issuance (including the shares deemed outstanding as provided in clause (x) above).

                  (ii) No adjustment of the Exercise Price shall be made in an amount less than $0.01 per share; provided, however, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in Sections 7.1(d)(v)(C) and (D) below, no adjustment of the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

                  (iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (iv) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

                  (v) In the case of the issuance of options or warrants to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities (which options, warrants, rights, convertible or exchangeable securities are not excluded from the definition of Additional Stock except as provided in Section 7.1(d)(vi)(B)), the following provisions shall apply:

                           (A) the aggregate maximum number of shares of Common
                  Stock deliverable upon exercise of such options or warrants to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options, warrants, or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 7.1(d)(iii) and (iv) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of such options, warrants or rights in accordance with their terms;


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

                           (B) the aggregate maximum number of shares of Common
                  Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued for a consideration equal to the consideration received, if any, by the Company for any such securities and any related options, warrants or rights, plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in Sections 7.1(d)(iii) and (iv) above), but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms;

                           (C) if such options, warrants, rights or convertible
                  or exchangeable securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, including, without limitation, a change resulting from the antidilution provisions thereof, the Exercise Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such change becoming effective, be recomputed to reflect such change, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options, warrants or rights or the conversion or exchange of such securities in accordance with their terms; and

                           (D) upon the expiration of any such options, warrants
                  or rights, the termination of any such rights to convert or exchange or the expiration of any options, warrants or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment which was made upon the issuance of such options, warrants, rights or securities or options, warrants or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options, warrants or rights, upon the conversion or exchange of such securities or upon the exercise of the options, warrants or rights related to such securities.

                  (vi) "Additional Stock" shall mean any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock issued (or deemed to have been issued pursuant to Section 7.1(d)(v) above) by the Company after the Initial Exercise Date other than:

                           (A) Common Stock issued in connection with a
                  transaction described in Section 7.1(a), (b) or (c);


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

                           (B) shares of Common Stock (and options to purchase
                  shares of Common Stock) issued or issuable to employees, officers or directors of, or consultants to, the Company pursuant to a stock option or restricted stock plan approved by the Company's Board of Directors;

                           (C) 280,000 shares of Common Stock (adjusted
                  appropriately for stock dividends, splits, combinations and similar transactions) issued or issuable upon the exercise of warrants outstanding on the Initial Exercise Date;

                           (D) shares of Common Stock issued or issuable upon
                  the exercise of any warrant issued pursuant to the Note and Warrant Purchase Agreement by and among the Company and JMW Capital Partners, Inc. dated as of the Initial Exercise Date.

                           (E) shares of Common Stock, or securities convertible
                  into or exchangeable or exercisable for shares of Common Stock, issued to financial institutions or equipment lessors in connection with commercial credit arrangements, equipment financings or similar transactions not primarily for equity financing purposes and which have been approved by the Company's Board of Directors; and

                           (F) shares of Common Stock, or securities convertible
                  into or exchangeable or exercisable for shares of Common Stock, issued in connection with business combinations or corporate partnering agreements approved by the Company's Board of Directors.

                  (e) OTHER IMPAIRMENTS. If any event shall occur as to which the provisions of Section 7.1(a)-(d) are not strictly applicable but are covered by the essential intent and principles of such sections, then, in each such case, the Company will appoint the firm of independent certified public accountants of recognized national standing with the largest U.S. revenues for the prior year (but not the Company's regular auditors), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 7.1, necessary to preserve the rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

         7.2 NOTICE OF ADJUSTMENT. Whenever an event occurs requiring any adjustment to be made pursuant to Section 7.1, the Company shall promptly file with its Secretary or an assistant secretary at its principal office and with its stock transfer agent, if any, a certificate of its President or Chief Financial Officer specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such certificate shall be made available at all reasonable times for inspection by the Holder. Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.


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Section 8.  MISCELLANEOUS.

         8.1 BINDING EFFECT; ASSIGNMENT. This Warrant shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors, heirs, legal representatives and permitted assigns. This Warrant and the Warrant Shares (collectively, "Securities") may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, transfer may only be made with the prior written consent of the Company, which shall not be unreasonably withheld, and the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that notwithstanding the foregoing, no consent of the Company shall be required for the assignment or transfer of rights hereunder by a Holder to such assignor's or transferor's partners, shareholders or members or retired partners or former shareholders or members, if any, or for any other assignment or transfer to the spouse, ancestors, lineal descendants or siblings of such assignor or transferor, provided the transferee(s) certify to the Company that each is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes.

                  The Company shall register the transfer of any portion of this Warrant, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company's transfer agent or to the Company at the office specified in Section 8.2. Upon any such transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of a New Warrant by the transferee shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                  This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in Section 8.2, for one or more New Warrants evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         8.2 NOTICE. All notices required or permitted under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address for such party, (c) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express, or (d) on the date of facsimile transmission, with confirmed transmission.

                  IF TO THE COMPANY:


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

                  Microfield Graphics, Inc.
                  16112 SW 72nd Avenue
                  Portland, OR 97224
                  Attn:  John B. Conroy, Chief Executive Officer
                  Fax:  (503) 620-4090

                  WITH A COPY TO:

                  Stoel Rives LLP
                  900 SW Fifth Avenue
                  Portland, OR  97204
                  Attn:  Annette M. Mulee
                  Fax:  (503) 220-2480

                  IF TO THE HOLDER:

                  JMW Capital Partners, Inc.
                  8201 SE 17th Avenue
                  Portland, OR 97202
                  Attn:  Robert Jesenik
                  Fax:  (503) 905-6033

                  WITH A COPY TO:

                  Perkins Coie LLP
                  Suite 1500
                  1211 SW Fifth Avenue
                  Portland, OR 97204-3715
                  Attn:  David Matheson
                  Fax:  (503) 727-2222

or such other address as such party may designate by 10 days' advance written notice to the other party.

         8.3 GOVERNING LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Oregon, exclusive of choice of law rules.

         8.4 IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon exercise of this Warrant.

         8.5 NOTICES OF RECORD DATE. After the Initial Exercise Date, in case:

                  8.5.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities or to receive any other right; or

                  8.5.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company; or

                  8.5.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  8.5.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days before the consummation of the applicable event.

         8.6 NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         8.7 SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. Pacific Time the next business day.

         8.8 HEADINGS. The headings herein are for convenience only and shall not control or affect the meaning or construction of this Warrant.

         8.9 PURCHASE AGREEMENT; REGISTRATION RIGHTS. This Warrant is one of the Warrants referred in the Note and Warrant Purchase Agreement dated as of June 30, 2000 between the Company and JMW Capital Partners, Inc. and shall entitle the Holder to all of the rights granted to holders of the Warrants thereunder, including the registration rights provided in the Registration Rights Agreement (as defined therein).

         Dated as of: June 30, 2000.

                                    MICROFIELD GRAPHICS, INC.



                                    By:_________________________________________
                                              John B. Conroy
                                              Chief Executive Officer

                                  EXERCISE FORM

                      (To Be Executed by the Warrant Holder
                            to Exercise the Warrant)


To:      MICROFIELD GRAPHICS, INC.

1. The undersigned hereby irrevocably elects to exercise the right represented by Warrant No. 2000-W-__ to purchase _________ shares of Common Stock provided for in the Warrant as follows [check one]:

         [ ] Exercise for Cash: Pursuant to Section 2.2.1 of the Warrant, the Holder hereby elects to exercise the Warrant for cash and tenders payment herewith (or has made a wire transfer) to the order of Microfield Graphics, Inc. in the amount of $____________.

         [ ] Same Day Sale Exercise: Pursuant to Section 2.2.2 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

2. The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

         Name:____________________________________________

         Address:_________________________________________

         Deliver to:______________________________________

         Address:_________________________________________

If the number of shares of Common Stock to be issued upon this exercise is not all the shares that may be purchased pursuant to the Warrant, the undersigned requests that a new warrant evidencing the right to purchase the balance of such shares be registered in the name of, and be delivered to, the undersigned at the foregoing address.

3. In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

         (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

         (b) RESTRICTED SECURITIES. The undersigned understands the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely.

         (c) INVESTMENT EXPERIENCE. The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of the investment in the Common Stock.

         (d) INVESTOR QUALIFICATIONS. The undersigned is an Accredited Investor as defined in Rule 501 promulgated under the Securities Act or has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of investing in the Common Stock.

         (e) OPPORTUNITY TO REVIEW DOCUMENTS AND ASK QUESTIONS. The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company. In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

4.       The undersigned understands, agrees, and recognizes that:

         (a) No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

         (b) All certificates evidencing the Common Stock shall bear a legend substantially similar to the legend set forth in
                  Section 2.5 of the Warrant regarding resale restrictions.

5.       The undersigned is a resident of the state of ________________________.

         Dated:   _____________, 2000.

                                    [HOLDER]


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Note: Signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT



         FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers to the assignee set forth below all of the rights of the undersigned in and to the number of Warrant Shares (as defined in and evidenced by the foregoing Warrant) set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said Warrant Shares:


Name of Assignee                               Address                                       Number of Shares
----------------                               -------                                       ----------------



         If the total of said Warrant Shares shall not be all such shares which may be purchased pursuant to the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the balance of such shares be issued in the name of, and delivered to, the undersigned at the undersigned's address stated below.

         Dated:____________

         Name of holder of Warrant:_____________________________________________
                                                     (please print)
                  Address:______________________________________________________
                  Signature:____________________________________________________

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 2000-W-2                                       WARRANT TO PURCHASE 1,033,000
                                                          SHARES OF COMMON STOCK


                             STOCK PURCHASE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                          OF MICROFIELD GRAPHICS, INC.


         For value received, Microfield Graphics, Inc., an Oregon corporation (the "Company"), grants to JMW Capital Partners, Inc. (the "Holder") the right, subject to the terms of this Warrant, to purchase at any time during the period commencing on the "Initial Exercise Date" (as defined below), and ending on the "Expiration Date" (as defined below), 1,033,000 fully paid and nonassessable shares of Common Stock of the Company at the "Exercise Price" (as defined below). This Warrant may be exercised in whole or in part, but not less than 500,000 shares in a single exercise (or such lesser amount then issuable upon the entire exercise of this Warrant. The number of shares that may be purchased are subject to adjustment under the terms of this Warrant.

Section 2. DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

         "EXERCISE AMOUNT" means 1,033,000 shares (adjusted as necessary in accordance with Section 7).

         "EXERCISE PRICE" means $0.38722 per share (adjusted as necessary in accordance with Section 7).

         "COMMON STOCK" means the Common Stock of the Company.

         "COMPANY" has the meaning specified in the introductory paragraph.

         "EXERCISE DATE" means any date when this Warrant is exercised in the manner indicated in Sections 2.1 and 2.2.

         "EXPIRATION DATE" means 12:00 midnight (Portland time) on June 30,
2005.

         "HOLDER" has the meaning specified in the introductory paragraph.

         "INITIAL EXERCISE DATE" means June 30, 2000.

         "PERSON" means an individual, corporation, partnership, trust, joint venture or other form of business entity.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

         "WARRANT SHARES" means the shares of Common Stock issued or issuable upon exercise of this Warrant, adjusted as necessary in accordance with Section 7.

Section 2.  DURATION AND EXERCISE OF WARRANT.

         2.1 EXERCISE PERIOD. Subject to the provisions hereof, this Warrant may be exercised at any time during the period commencing on the Initial Exercise Date and ending on the Expiration date for the Exercise Amount. After the Expiration Date, this Warrant shall become void and all rights to purchase Warrant Shares hereunder shall thereupon cease.

         2.2 METHODS OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, by (i) surrendering this Warrant to the Secretary of the Company, (ii) payment of any applicable consideration, and (iii) executing and delivering to the Secretary of the Company the attached Exercise Form, which must select one of the following exercise methods, to be at the Holder's option:

                  2.2.1 EXERCISE FOR CASH. If the Holder elects to exercise the Warrant for cash, the Holder shall tender to the Company payment in full by cash, check, or wire transfer of the Exercise Price for the Warrant Shares.

                  2.2.2 SAME DAY SALE EXERCISE. In lieu of exercising this Warrant by payment of cash, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Exercise Price through a "same day sale" commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Holder irrevocably elects to exercise the Warrant and to sell a portion of the Warrant Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Warrant Shares to forward the Exercise Price directly to the Company.

         2.3 CERTIFICATES. As soon as practicable after exercise of this Warrant (but in no event later than five business days), (a) certificates for Warrant Shares shall be delivered, at the Company's expense, to the Holder or the transferee thereof set forth in the attached Exercise Form and (b) a new Warrant of like tenor to purchase up to that number, if any, not previously purchased by the Holder (if this Warrant has not expired) shall be delivered, at the Company's expense, to the Holder.

         2.4 EFFECTIVE DATE OF EXERCISE. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the Warrant Shares shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         2.5 SECURITIES ACT COMPLIANCE. Unless the Warrant Shares are no longer subject to Rule 144 under the Securities Act, the Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the
Holder:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THESE SECURITIES OR (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR
         (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

         2.6 TAXES. The Company shall pay any tax and other governmental charges which may be payable in respect of the issuance of the Warrant Shares, provided, however, that in no case will the Company pay any taxes relating to income to the Holder resulting from the issuance or exercise of this Warrant.

Section 3.  WARRANT SHARES.

         3.1 VALIDITY AND RESERVATION. The Company covenants that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except encumbrances or restrictions arising under federal or state securities laws), and not subject to preemptive rights. The Company agrees that, as long as this Warrant may be exercised, the Company will have duly authorized and reserved for issuance upon exercise of this Warrant a sufficient number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and from time to time will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Stock upon the exercise of this Warrant.

         3.2 LISTING OF WARRANT SHARES. The Company shall take all steps necessary to cause the Warrant Shares issuable upon exercise of this Warrant to be approved for listing on all securities exchanges or markets and all trading or quotation facilities on which the Common Stock is listed as soon as possible after the Initial Exercise Date and shall use commercially reasonable efforts to maintain such listings until the earlier of the Expiration Date or the date this Warrant is exercised in full.

Section 4.  FRACTIONAL SHARES.

         No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

Section 5.  LIMITED RIGHTS OF WARRANT HOLDER.

         The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a shareholder of the Company, either at law or equity, until this Warrant shall have been exercised.

Section 6.  LOSS OF WARRANT.

         Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond reasonably satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

Section 7.  CERTAIN ADJUSTMENTS.

         7.1 ADJUSTMENT OF WARRANT SHARES. The number, class and Exercise Price per share of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

                  (a) RECAPITALIZATION. If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or if the Company shall effect a stock dividend, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price per share shall be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price per share shall be proportionately increased. The increases and reductions provided for in this Section 7.1(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the aggregate price payable for such percentage shall be affected by any event described in this
Section 7.1(a).

                  (b) MERGER OR REORGANIZATION, ETC. In the event of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend or stock split), then, the Holder of this Warrant will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which it would have been entitled if, immediately before the merger, consolidation, reclassification, reorganization, recapitalization or other change in the capital structure, it had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 7 with respect to the rights of the Holder after the merger, consolidation, reclassification, reorganization, recapitalization or other change to the end that the provisions of this Section 7 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

                  (c) ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Shares (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company (other than as provided for in
Section 7.1(a) or (b) above) or any other entity or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, upon exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, the Holder shall receive, in addition to the Warrant Shares (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the Initial Exercise Date and had thereafter, during the period from the Initial Exercise Date to and including the date of such exercise, retained such shares and/or all other additional stock or securities available by it as aforesaid during such period giving effect to all adjustments called for by this Section 7.

                  (d)      SALE OF SHARES BELOW EXERCISE PRICE.

                  (i) If the Company shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than $0.38722 (adjusted appropriately for stock dividends, splits, combinations and similar transactions) in effect immediately prior to the issuance of such Additional Stock in a transaction not subject to
         Section 7.1(a), (b) or (c) above, the Exercise Price in effect immediately prior to issuance of such Additional Stock (except as otherwise provided in this Section 7.1(d)) shall be adjusted down to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                           (x) an amount equal to the sum of (1) the result
                  obtained by multiplying the number of shares of Common Stock deemed outstanding immediately prior to such issuance (which shall include the actual number of shares outstanding plus all shares issuable upon the conversion or exercise of all outstanding convertible securities, warrants and options other than shares excluded from the definition of Additional Stock by Section 7.1(d)(vi)) by the Exercise Price then in effect, and (2) the aggregate consideration, if any, received by the Company upon the issuance of such Additional Stock;

                           (y) the number of shares of Common Stock of the
                  Company outstanding immediately after such issuance (including the shares deemed outstanding as provided in clause (x) above).

                  (ii) No adjustment of the Exercise Price shall be made in an amount less than $0.01 per share; provided, however, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in Sections 7.1(d)(v)(C) and (D) below, no adjustment of the Exercise Price shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately prior to such adjustment.

                  (iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (iv) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

                  (v) In the case of the issuance of options or warrants to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities (which options, warrants, rights, convertible or exchangeable securities are not excluded from the definition of Additional Stock except as provided in Section 7.1(d)(vi)(B)), the following provisions shall apply:

                           (A) the aggregate maximum number of shares of Common
                  Stock deliverable upon exercise of such options or warrants to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options, warrants, or rights were issued for a consideration equal to the consideration (determined in the manner provided in Sections 7.1(d)(iii) and (iv) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of such options, warrants or rights in accordance with their terms;

                           (B) the aggregate maximum number of shares of Common
                  Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued for a consideration equal to the consideration received, if any, by the Company for any such securities and any related options, warrants or rights, plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options, warrants or rights (the consideration in each case to be determined in the manner provided in Sections 7.1(d)(iii) and (iv) above), but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the conversion or exchange of such securities in accordance with their terms;

                           (C) if such options, warrants, rights or convertible
                  or exchangeable securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, including, without limitation, a change resulting from the antidilution provisions thereof, the Exercise Price computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such change becoming effective, be recomputed to reflect such change, but no further adjustment to the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise of any such options, warrants or rights or the conversion or exchange of such securities in accordance with their terms; and

                           (D) upon the expiration of any such options, warrants
                  or rights, the termination of any such rights to convert or exchange or the expiration of any options, warrants or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment which was made upon the issuance of such options, warrants, rights or securities or options, warrants or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options, warrants or rights, upon the conversion or exchange of such securities or upon the exercise of the options, warrants or rights related to such securities.

                  (vi) "Additional Stock" shall mean any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock issued (or deemed to have been issued pursuant to Section 7.1(d)(v) above) by the Company after the Initial Exercise Date other than:

                           (A) Common Stock issued in connection with a
                  transaction described in Section 7.1(a), (b) or (c);

                           (B) shares of Common Stock (and options to purchase
                  shares of Common Stock) issued or issuable to employees, officers or directors of, or consultants to, the Company pursuant to a stock option or restricted stock plan approved by the Company's Board of Directors;

                           (C) 280,000 shares of Common Stock (adjusted
                  appropriately for stock dividends, splits, combinations and similar transactions) issued or issuable upon the exercise of warrants outstanding on the Initial Exercise Date;

                           (D) shares of Common Stock issued or issuable upon
                  the exercise of any warrant issued pursuant to the Note and Warrant Purchase Agreement by and among the Company and JMW Capital Partners, Inc. dated as of the Initial Exercise Date.

                           (E) shares of Common Stock, or securities convertible
                  into or exchangeable or exercisable for shares of Common Stock, issued to financial institutions or equipment lessors in connection with commercial credit arrangements, equipment financings or similar transactions not primarily for equity financing purposes and which have been approved by the Company's Board of Directors; and

                           (F) shares of Common Stock, or securities convertible
                  into or exchangeable or exercisable for shares of Common Stock, issued in connection with business combinations or corporate partnering agreements approved by the Company's Board of Directors.

                  (e) OTHER IMPAIRMENTS. If any event shall occur as to which the provisions of Section 7.1(a)-(d) are not strictly applicable but are covered by the essential intent and principles of such sections, then, in each such case, the Company will appoint the firm of independent certified public accountants of recognized national standing with the largest U.S. revenues for the prior year (but not the Company's regular auditors), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 7.1, necessary to preserve the rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

         7.2 NOTICE OF ADJUSTMENT. Whenever an event occurs requiring any adjustment to be made pursuant to Section 7.1, the Company shall promptly file with its Secretary or an assistant secretary at its principal office and with its stock transfer agent, if any, a certificate of its President or Chief Financial Officer specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such certificate shall be made available at all reasonable times for inspection by the Holder. Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

Section 8.  MISCELLANEOUS.

         8.1 BINDING EFFECT; ASSIGNMENT. This Warrant shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors, heirs, legal representatives and permitted assigns. This Warrant and the Warrant Shares (collectively, "Securities") may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, transfer may only be made with the prior written consent of the Company, which shall not be unreasonably withheld, and the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that notwithstanding the foregoing, no consent of the Company shall be required for the assignment or transfer of rights hereunder by a Holder to such assignor's or transferor's partners, shareholders or members or retired partners or former shareholders or members, if any, or for any other assignment or transfer to the spouse, ancestors, lineal descendants or siblings of such assignor or transferor, provided the transferee(s) certify to the Company that each is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes.

                  The Company shall register the transfer of any portion of this Warrant, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company's transfer agent or to the Company at the office specified in Section 8.2. Upon any such transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of a New Warrant by the transferee shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                  This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in Section 8.2, for one or more New Warrants evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         8.2 NOTICE. All notices required or permitted under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address for such party, (c) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express, or (d) on the date of facsimile transmission, with confirmed transmission.

                  IF TO THE COMPANY:

                  Microfield Graphics, Inc.
                  16112 SW 72nd Avenue
                  Portland, OR 97224
                  Attn:  John B. Conroy, Chief Executive Officer
                  Fax:  (503) 620-4090

                  WITH A COPY TO:

                  Stoel Rives LLP
                  900 SW Fifth Avenue
                  Portland, OR  97204
                  Attn:  Annette M. Mulee
                  Fax:  (503) 220-2480

                  IF TO THE HOLDER:

                  JMW Capital Partners, Inc.
                  8201 SE 17th Avenue
                  Portland, OR 97202
                  Attn:  Robert Jesenik
                  Fax:  (503) 905-6033

                  WITH A COPY TO:

                  Perkins Coie LLP
                  Suite 1500
                  1211 SW Fifth Avenue
                  Portland, OR 97204-3715
                  Attn:  David Matheson
                  Fax:  (503) 727-2222

or such other address as such party may designate by 10 days' advance written notice to the other party.

         8.3 GOVERNING LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Oregon, exclusive of choice of law rules.

         8.4 IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon exercise of this Warrant.

         8.5 NOTICES OF RECORD DATE. After the Initial Exercise Date, in case:

                  8.5.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities or to receive any other right; or

                  8.5.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company; or

                  8.5.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  8.5.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days before the consummation of the applicable event.

         8.6 NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         8.7 SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. Pacific Time the next business day.

         8.8 HEADINGS. The headings herein are for convenience only and shall not control or affect the meaning or construction of this Warrant.

         8.9 PURCHASE AGREEMENT; REGISTRATION RIGHTS. This Warrant is one of the Warrants referred in the Note and Warrant Purchase Agreement dated as of June 30, 2000 between the Company and JMW Capital Partners, Inc. and shall entitle the Holder to all of the rights granted to holders of the Warrants thereunder, including the registration rights provided in the Registration Rights Agreement (as defined therein).

         Dated as of: June 30, 2000.

                                    MICROFIELD GRAPHICS, INC.



                                    By:_________________________________________
                                               John B. Conroy
                                               Chief Executive Officer

                                  EXERCISE FORM

                      (To Be Executed by the Warrant Holder
                            to Exercise the Warrant)


To:      MICROFIELD GRAPHICS, INC.

1. The undersigned hereby irrevocably elects to exercise the right represented by Warrant No. 2000-W-__ to purchase _________ shares of Common Stock provided for in the Warrant as follows [check one]:

         [ ] Exercise for Cash: Pursuant to Section 2.2.1 of the Warrant, the Holder hereby elects to exercise the Warrant for cash and tenders payment herewith (or has made a wire transfer) to the order of Microfield Graphics, Inc. in the amount of $____________.

         [ ] Same Day Sale Exercise: Pursuant to Section 2.2.2 of the Warrant, the Holder hereby elects to exercise the Warrant on a cashless basis.

2. The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

         Name:____________________________________________

         Address:_________________________________________

         Deliver to:______________________________________

         Address:_________________________________________

If the number of shares of Common Stock to be issued upon this exercise is not all the shares that may be purchased pursuant to the Warrant, the undersigned requests that a new warrant evidencing the right to purchase the balance of such shares be registered in the name of, and be delivered to, the undersigned at the foregoing address.

3. In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

         (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

         (b) RESTRICTED SECURITIES. The undersigned understands the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely.

         (c) INVESTMENT EXPERIENCE. The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of the investment in the Common Stock.

         (d) INVESTOR QUALIFICATIONS. The undersigned is an Accredited Investor as defined in Rule 501 promulgated under the Securities Act or has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of investing in the Common Stock.

         (e) OPPORTUNITY TO REVIEW DOCUMENTS AND ASK QUESTIONS. The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company. In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

4.       The undersigned understands, agrees, and recognizes that:

         (a) No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

         (c) All certificates evidencing the Common Stock shall bear a legend substantially similar to the legend set forth in
                  Section 2.5 of the Warrant regarding resale restrictions.

5.       The undersigned is a resident of the state of ________________________.

         Dated:   _____________, 2000.

                                    [HOLDER]


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Note: Signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT



         FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers to the assignee set forth below all of the rights of the undersigned in and to the number of Warrant Shares (as defined in and evidenced by the foregoing Warrant) set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said Warrant Shares:


Name of Assignee                               Address                                       Number of Shares
----------------                               -------                                       ----------------




         If the total of said Warrant Shares shall not be all such shares which may be purchased pursuant to the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the balance of such shares be issued in the name of, and delivered to, the undersigned at the undersigned's address stated below.

         Dated:____________

         Name of holder of Warrant:_____________________________________________
                                                       (please print)
                  Address:    __________________________________________________
                  Signature:  __________________________________________________


                                       1